Exhibit 99.2

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED TO AN ACCREDITED INVESTOR (AS DEFINED IN THE RULES AND REGULATIONS UNDER THE SECURITIES ACT) IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THIS ADDITIONAL INVESTMENT RIGHT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS ADDITIONAL INVESTMENT RIGHT ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTIONS 3 AND 11 OF THIS ADDITIONAL INVESTMENT RIGHT.

CORVIS CORPORATION

ADDITIONAL INVESTMENT RIGHT

Additional Investment Right No. [INSERT#]                                                                                                       Dated: August 28, 2003

Corvis Corporation, a Delaware corporation (the “Company”), hereby certifies that, for value received, [NAME OF HOLDER] or its registered assigns (the “Holder”) is entitled to purchase from the Company up to a total of [NUMBER OF SHARES] shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company (each such share as adjusted from time to time as provided in Section 9, an “Investment Right Share” and all such shares, the “Investment Right Shares”) at an exercise price equal to $1.30 (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from and after the earlier of (such earlier date being referred to herein as the “Trigger Date”) (i) the date that is 90 days after the Closing Date and (ii) the date the Registration Statement is first declared effective (the “Effective Date”), through and including the 60th Trading Day following the Effective Date (the “Expiration Date”), subject to the terms and conditions set forth herein. This additional investment right (this “Additional Investment Right”) is one of a series of similar additional investment rights issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers identified therein (the “Securities Purchase Agreement”). All such additional investment rights are referred to herein, collectively, as the “Additional Investment Rights.”

1. Definitions. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.

2. Registration of Additional Investment Right. The Company shall register this Additional Investment Right in its corporate records to be maintained for that purpose (the “Additional Investment Right Register”), in the name of the Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Additional Investment Right is permissibly assigned hereunder from time to time). The Company may deem and treat the registered Holder as the absolute owner of this Additional Investment Right for the purpose of any exercise hereof, any distribution in respect hereof and for all other purposes, absent written notice to the contrary.

3. Transfers. The Company shall register the assignment and transfer of any portion of this Additional Investment Right in the Additional Investment Right Register, upon surrender of this Additional Investment Right, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new additional investment right to purchase Common Stock, in substantially the form of this Additional Investment Right (any such new additional investment right, a “New Additional Investment Right”), evidencing the portion of this Additional Investment Right so transferred shall be issued to the transferee and a New Additional Investment Right evidencing the remaining portion of this Additional Investment Right not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Additional Investment Right by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of an Additional Investment Right.

4. Exercise and Duration of Additional Investment Right.

(a) This Additional Investment Right shall be exercisable in whole or in part, by the registered Holder at any time and from time to time on or after the Trigger Date through and including the Expiration Date. If this Additional Investment Right is not exercised prior to 6:00 P.M., New York time on the Expiration Date, it shall at such time become void and of no value and be terminated and no longer outstanding; provided, however, that the Expiration Date shall be extended for each day following the Effective Date that (i) the Registration Statement is not effective or (ii) the Company has suspended sales under the Registration Statement pursuant to Section 6.1(e) of the Securities Purchase Agreement.

(b) The Holder may exercise this Additional Investment Right by delivering to the Company in accordance with the notice provisions of this Additional Investment Right (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Investment Right Shares as to which this Additional Investment Right is being exercised. The date all of the foregoing items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Additional Investment Right and issuance of a New Additional Investment Right evidencing the right to purchase the remaining number of Investment Right Shares. Within a reasonable period of time, but in no event more than 15 Trading Days, following the exercise of this Additional Investment Right, the Holder shall deliver to the Company this Additional Investment Right or an affidavit of loss thereof reasonably acceptable to the Company. The Holder hereby agrees to reimburse the Company for any damages or monetary loss that the Company may incur as a result of such Holder’s failure to deliver this Additional Investment Right to the Company as set forth in the preceding sentence.

5. Delivery of Investment Right Shares.

(a) As soon as practicable after the exercise of this Additional Investment Right (but in no event later than three Trading Days after the Exercise Date) in whole or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full Investment Right Shares to which the registered Holder shall be entitled upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Investment Right Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Investment Right Shares are not freely transferable pursuant to Rule 144(k) under the Securities Act. The Holder, or any Person so designated by the Holder to receive Investment Right Shares, shall be deemed to have become the holder of record of such Investment Right Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Investment Right Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

(b) This Additional Investment Right is exercisable either in its entirety or, from time to time, for a portion of the Investment Right Shares. Upon surrender of this Additional Investment Right following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Additional Investment Right evidencing the right to purchase the remaining number of Investment Right Shares.

(c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Investment Right Shares on the date on which delivery of such certificate is required by this Additional Investment Right, such Holder may notify the Company via facsimile, mail or any other means, of its failure to deliver the certificate (a “Delivery Failure Notice”). If the Company fails to deliver to the Holder a certificate representing Investment Right Shares by the third Trading Day after delivery of the Delivery Failure Notice by the Holder and if after such third Trading Day after the delivery of the Delivery Failure Notice the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Investment Right Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(d) The Company’s obligations to issue and deliver Investment Right Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Investment Right Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Additional Investment Right shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Investment Right Shares or any Additional Investment Right. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Additional Investment Right or receiving Investment Right Shares upon exercise hereof.

7. Replacement of Additional Investment Right. If this Additional Investment Right is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Additional Investment Right, a New Additional Investment Right, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and, if requested by the Company, customary and reasonable indemnity. If the Holder seeks a New Additional Investment Right under such circumstances, it shall also comply with such other reasonable regulations and procedures and pay such other reasonable third party costs as the Company may prescribe.

8. Reservation of Investment Right Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Investment Right Shares upon exercise of this Additional Investment Right as herein provided, the number of Investment Right Shares which are then issuable and deliverable upon the exercise in full of this Additional Investment Right, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Investment Right Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized and issued, fully paid and nonassessable. Each of the Company and the Holder will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9. Certain Adjustments. The Exercise Price and number of Investment Right Shares issuable upon exercise of this Additional Investment Right are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Additional Investment Right is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combines outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions. Any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Number of Investment Right Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) or (c) of this Section 9, the number of Investment Right Shares that may be purchased upon exercise of this Additional Investment Right shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Investment Right Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(c) Pro Rata Distributions. If the Company, at any time while this Additional Investment Right is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be the average of the Closing Prices for the five Trading Days immediately prior to (but not including) such record date and of which the numerator shall be such average less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by a nationally recognized independent certified public accountant firm (an “Appraiser”). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. Where applicable, as an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Investment Right Shares for which this Additional Investment Right could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon expiration of or any exercise of the Additional Investment Right that occurs after such record date, such Holder shall remain entitled to receive, in addition to the Investment Right Shares otherwise issuable upon such exercise (if applicable), such Distributed Property.

(d) Fundamental Transaction. If, at any time while this Additional Investment Right is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Additional Investment Right, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Additional Investment Right Shares then issuable upon exercise in full of this Additional Investment Right (the “Alternate Consideration”). The aggregate Exercise Price for this Additional Investment Right will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Additional Investment Right following such Fundamental Transaction. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new additional investment right consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Additional Investment Right (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control (as defined below), then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Additional Investment Right from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Additional Investment Right on the date of such request. For the purposes of this Section 9(c), “Change of Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company’s board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or equity interests in the Company; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest  1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Additional Investment Right and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Investment Right Shares or other securities issuable upon exercise of this Additional Investment Right (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based, and deliver a copy of each such certificate to the Holder.

(g) Notice of Corporate Events. If, while this Additional Investment Right is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary of the Company, (ii) authorizes or approves, enters into any agreement contemplating or solicits shareholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 10 Trading Days prior to the applicable record or effective date on which a person or entity would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Additional Investment Right prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10. Payment of Exercise Price. The Holder shall pay the Exercise Price in U.S. Dollars in immediately available funds.

11. Transfer of Investment Right Shares, Restrictive Legend. The Investment Right Shares shall upon issuance be subject to the restrictions on transfer set forth in Section 4.1 of the Securities Purchase Agreement.

12. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Additional Investment Right (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the “Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Investment Right Shares requested in such Exercise Notice is permitted under this paragraph. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Additional Investment Rights.

13. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Investment Right Shares on the exercise of this Additional Investment Right. If any fraction of an Investment Right Share would, except for the provisions of this Section, be issuable upon exercise of this Additional Investment Right, the number of Investment Right Shares to be issued will be rounded up to the nearest whole share.

14. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number of the recipient of such notice specified in the Securities Purchase Agreement prior to 6:30 p.m. (New York local time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number of the recipient of such notice specified in the Securities Purchase Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New

York time) on any Trading Day, (iii) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address and facsimile numbers for such notices or communications shall be as set forth in the Securities Purchase Agreement.

15. Additional Investment Right Agent. The Company shall serve as additional investment right agent under this Additional Investment Right. Upon 30 days’ notice to the Holder, the Company may appoint a new additional investment right agent. Any corporation into which the Company or any new additional investment right agent may be merged or any corporation resulting from any consolidation to which the Company or any new additional investment right agent shall be a party or any corporation to which the Company or any new additional investment right agent transfers substantially all of its corporate trust or shareholders services business shall be a successor additional investment right agent under this Additional Investment Right without any further act. Any such successor additional investment right agent shall promptly cause notice of its succession as additional investment right agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Additional Investment Right Register.

16. Miscellaneous.

(a) Subject to the restrictions on transfer set forth on the first page hereof, this Additional Investment Right may be assigned by the Holder. This Additional Investment Right may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Additional Investment Right shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Additional Investment Right shall be construed to give to any Person or entity other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Additional Investment Right. This Additional Investment Right may be amended only in writing signed by the Company and the Holder, or their respective successors and assigns.

(b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Investment Right Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Investment Right Shares on the exercise of this Additional Investment Right, and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Additional Investment Right.

(c) Governing Law; Venue, Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS ADDITIONAL INVESTMENT RIGHT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY

SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d) The headings herein are for convenience only, do not constitute a part of this Additional Investment Right and shall not be deemed to limit or affect any of the provisions hereof.

(e) If any provision of this Additional Investment Right shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Additional Investment Right.

(f) This Additional Investment Right and the Securities Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects thereof.

IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed by its authorized officer as of the date first indicated above.

CORVIS CORPORATION

By:
Kim D. Larsen Senior Vice President, General Counsel and Secretary

FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Additional Investment Right]

To: Corvis Corporation

The undersigned is the Holder of Additional Investment Right No.              (the “Additional Investment Right”) issued by Corvis Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Additional Investment Right.

1.	The Additional Investment Right is currently exercisable for, and the Holder elects to purchase, a total of Investment Right Shares.

2.	The Holder shall pay the sum of $ to the Company in accordance with the terms of the Additional Investment Right.

3.	Pursuant to this exercise, the Company shall deliver to the holder Investment Right Shares in accordance with the terms of the Additional Investment Right.

4.	Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of Investment Right Shares.

Dated:                                 ,

Name of Holder:

(Print)

By:

Name:

Title:

(Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Additional Investment Right]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                               the right represented by the within Additional Investment Right to purchase                      shares of Common Stock of Corvis Corporation to which the within Additional Investment Right relates.

Dated:                             ,

(Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)

Address of Transferee

In the presence of:

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